April 29, 2008

First-Quarter Results and Full-Year
2008 Financial Outlook

Exhibit 99.2

Agenda

Business Conditions

Jim Vandenberghe, Vice Chairman

First-Quarter Results and Full-Year 2008 Outlook

Matt Simoncini, SVP and Chief Financial Officer

Summary and Outlook

Bob Rossiter, Chairman, CEO and President

Q and A Session

Business Conditions

Business Conditions
Global Automotive Industry Environment*

Global industry production for 2008 is projected to be up 3%, driven by solid growth in emerging markets

Business conditions in North America remain challenging:

2008 industry production forecasted at the lowest level since 1993

Shifts in consumer purchasing patterns, away from full-size pickups and large SUVs and toward crossovers and passenger cars

Increasing energy and commodity prices

Adverse impact of labor disruptions

Increasing financial distress within supply base

Industry is implementing major restructuring initiatives,
further consolidation and globalization strategies to improve longer-term results

* Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008 Forecast

Business Conditions
2008 Outlook for Industry Production*

Major Market

2008 Industry Production Forecast

(in millions of vehicles)

B/(W) 2007

North American Production

13.8

17.2

14.1

Global Automotive Industry Production Up 3% For 2008

North America                                         14.1                                  (6)%

Europe                                     20.2                            0%

China                                                   7.8                                  13%

Brazil                                                    3.0                                  12%

India                                                      2.5                                  31%

Russia                                          1.8                         19%

Global                                       70.6                           3%

2008

(in millions)

*  Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Source: CSM Worldwide & Company Estimates

Business Conditions
Composition of North American Market Changing*

Full-Size Pickups

and Large SUVs

25%

Crossovers

9%

Passenger Cars

41%

Passenger Cars

44%

Crossovers

17%

2004

2008 Outlook

 Full-Size Pickups

 and Large SUVs

 20%

North American Production Mix Shifting To

Smaller, More Fuel-Efficient Vehicles

*  Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Minivans and

Other Light Trucks

25%

Minivans and

Other Light Trucks

19%

 Source: Ward’s AutoInfoBank and company estimates

$4.00
$3.00
$2.00
$1.00
Jan '04
Mar '08

$100
$75
$50
$25
Jan '04
Mar '08

$1.50
$1.25
$1.00
$0.75
Jan '04
Mar '08

Business Conditions
Key Commodity Price Trends Since 2004

Foam Chemicals

Note: Quarterly average prices

$0.30

$0.35

$0.40

$0.45

$0.50

Jan '04

Mar '08

Steel (Hot Roll)

Source: AAM

Steel pricing includes processing fee

Copper

Source:  NYMEX

Crude Oil

Source: AAM (LME)

Source: ICIS

Foam price is estimated based on isocyantes and polyols

Business Conditions
Monitoring and Managing Supply Chain*

Lear has been pro-active in monitoring and managing supply
chain for several years

Actions have included supply base compression, value
engineering, selective in-sourcing and managing contractual
terms

Lear significantly decreased its exposure to resins and
supplier issues with the divestiture of its Interior business

Focused effort on containing increased distressed supplier and commodity cost issues within full-year outlook

* Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Proactive Supply Chain Management Minimizes Risk

Business Conditions
Benefits of Lear’s Global Organization Structure*

Best aligns Lear with global strategies of major customers

Allows Lear to take full advantage of its global scale

Leverages worldwide engineering and product
development resources and enables Lear to access the
lowest cost manufacturing and sourcing available

* Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

During the first quarter, Lear implemented a new global
operating structure for its Seating and Electrical and
Electronic business units.  This structure . . .

Significant Opportunity To Increase Low-Cost Engineering

And Sourcing With Global Product Groups

First-Quarter Results
and Full-Year 2008 Outlook

First Quarter 2008
Financial Highlights*

First-Quarter 2008 Results Improve

Net sales in core business of $3.9 billion, up 2%

Core operating earnings of $187 million, up 10%**

Free cash flow of $(31) million**

Major Factors Impacting First-Quarter 2008 Results

Impact of major supplier strike (~ 90,000 units of lost production)

~

Increased benefit from restructuring

Strong underlying operating performance

Timing of commercial settlements

Full-Year 2008 Earnings Outlook Unchanged

Favorable foreign exchange driving increase in full-year revenue forecast (from $15.0 to $15.5 billion) partially offset by lower full-year
N.A. industry production

Favorable operating performance and foreign exchange offset by lower full-year N.A. industry production (14.1 vs. 14.4 million) and increasing commodity costs

**  Core operating earnings represents income before interest, other expense, income taxes, restructuring costs and other special items, excluding
the divested Interior business.   Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures.

*  Please see slides titled “Non-GAAP Financial Information” and “Forward-Looking Statements” at the end of this presentation for further information.

First Quarter 2008
Industry Environment

First Quarter

First Quarter

2008

2008 vs. 2007

North American Production

Industry

3.5 mil

down 8%

Domestic Three

2.1 mil

down 13%

Lear's Top 15 Platforms

0.8 mil

down 16%

European Production

Industry

5.2 mil

flat

Lear's Top 5 Customers

2.7 mil

down 2%

Key Commodities (Quarterly Average)

vs. Prior Quarter

Steel (Hot Rolled)

up 23%

up 25%

Copper

up 8%

up 31%

Crude Oil

up 7%

up 67%

Foam-Related Chemicals

up 5%

up 10%

First Quarter 2008
Reported Financials

(in millions, except net income per share)

First

Quarter 2008

First

Quarter 2007

1Q '08

B/(W) 1Q '07

Net Sales

$3,857.6

$4,406.1

($548.5)

Income Before Interest, Other Expense and

Income Taxes*

$162.9

$184.4

($21.5)

Pretax Income

$109.5

$82.3

$27.2

Net Income

$78.2

$49.9

$28.3

Net Income Per Share

$1.00

$0.64

$0.36

SG&A % of Net Sales

3.5

%

2.9

%

(0.6)

pts.

Interest Expense

$47.4

$51.5

$4.1

Depreciation / Amortization

$74.5

$74.5

$0.0

Other Expense, Net

$6.0

$25.0

$19.0

*        Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information.

First Quarter 2008
Restructuring Impact*

(in millions)

Reported Results

2008 Total Company

$      162.9

Reported Results Include the Following Items:

COGS

SG&A

Costs related to restructuring actions

$         23.6

22.8

$

0.8

$

2008 Core Operating Earnings

186.5

$

2007 Core Operating Earnings

170.2

$

Income Statement Category

First Quarter

Income Before Interest,

Other Expense

and Income Taxes

*    Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information.

First Quarter 2008
Net Sales Changes and Margin Impact

Net Sales

Margin

Performance Factor

Change

Impact

Comments

(in millions)

Industry Production /

Platform Mix / Net Pricing

$     (323)

Negative

Lower production in North America,

including impact of major supplier strike

Global New Business

          96

Neutral

Primarily outside of North America

F/X Translation

        285

Neutral

Euro up 14%, Canadian dollar up 17%

Acquisition / Divestiture

       (607)

Positive

Divestiture of Interior business

Performance

Positive

Favorable operating performance, including

efficiency actions and benefits from

restructuring actions

First Quarter 2008
Seating Performance*

Explanation of
Year-to-Year Change

*   Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information.

First Quarter

(in millions)

Sales

Earnings**

Adj. Earnings**

$2,994.2                                            $3,036.1

$   197.1                                             $   183.3

$   192.5                                             $   196.9

**   Reported segment earnings represents income before interest, other expense and income taxes; adjusted segment earnings represents reported segment earnings adjusted for restructuring costs and other special items.

Adjusted Seating Segment Margins

Sales Factors

Increase driven by favorable foreign
exchange and the benefit of new
business about offset by lower
production in North America

Margin Performance

Slight improvement reflecting
favorable cost performance,
increased savings from restructuring
and the timing of commercial
settlements, largely offset by lower
production in North America

First Quarter 2008
Electrical and Electronic Performance*

First Quarter

*   Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information.

(in millions)

Sales

Earnings**

Adj. Earnings**

$ 788.7                                $ 821.5

$   17.5                                              $   35.3

$   37.5                                                $   44.8

**   Reported segment earnings represents income before interest, other expense and income taxes; adjusted segment earnings represents reported segment earnings adjusted for restructuring costs and other special items.

Adjusted Electrical and Electronic Segment Margins

Explanation of
Year-to-Year Change

Sales Factors

Increase driven by favorable foreign
exchange partially offset by lower
production in North America

Margin Performance

Improvement reflecting favorable
operating performance, including
savings from restructuring and the net
impact of legal and commercial claims,
partially offset by lower production in
North America

First Quarter 2008
Free Cash Flow*

*    Free cash flow represents net cash provided by operating activities ($125.8 million for the three months ended 3/29/08) before net change in sold accounts receivable (($111.7) million for the three months ended 3/29/08) (Cash from Operations), less capital expenditures.  Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information.

First Quarter

2008

Net Income

$            78.2

Depreciation / Amortization

              74.5

Working Capital / Other

           (138.6)

Cash from Operations

$            14.1

Capital Expenditures

            (45.5)

Free Cash Flow

$           (31.4)

(in millions)

2008 Outlook
Full-Year Production Assumptions*

Full-Year

Change from

2008 Outlook

Prior Year

North American Production

Total Industry

~14.1 mil

~

down 6%

Domestic Three

  ~8.5 mil

  ~

down 10%

Lear's Top 15 Platforms

~3.4 mil

~

down 16%

European Production

Total Industry

~20.2 mil

~

flat

Lear's Top 5 Customers

~10.2 mil

~

down 1%

Euro

$1.52 / Euro

up 11%

* Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

2008 Outlook
Full-Year Financial Forecast*

                                         2008 Full-Year

Financial Forecast

Net Sales

~ $15.5 billion

~

Core Operating Earnings

$660 to $700 million

Income before interest, other expense,

income taxes, restructuring

costs and other special items

Interest Expense

$185 to $195 million

Pretax Income

$430 to $470 million

before restructuring costs

and other special items

Estimated Tax Expense

~ $135 million

~

**

Pretax Restructuring Costs

~ $100 million

~

Capital Spending

$255 to $275 million

Depreciation and Amortization

~ $300 million

~

Free Cash Flow

~ $250 million

~

*    Please see slides titled “Non-GAAP Financial Information” and “Forward-Looking Statements” at the end of this presentation for further information.

**  Subject to actual mix of earnings by country.

Summary and Outlook

First Quarter 2008 Summary

Continuation of solid global operating performance,
despite industry challenges in North America

Implemented global operating structure for business units,
including the relocation of global seat engineering and
purchasing positions to China

Completed strategic review of electrical and electronic
business; improvement plan underway

Continued global sales diversification; expanded footprint
in low-cost regions

Continued emphasis on and recognition for excellence in
quality, service and innovation

Completed a comprehensive global strategic review

Established global organizational structure

Global product line strategy and responsibility

Executing restructuring plan and evaluating investment
opportunities

Manufacturing and infrastructure cost reduction, further moves to low-cost regions

Implementing Global Centers of Excellence

Global technology focus vs. regional concentration

Aggressive pursuit of global sales growth and diversification:

In core products of electrical distribution systems, smart junction boxes, terminals and connectors, wireless products and select body electronics

In new technologies such as hybrid electric systems and high-
voltage components

Electrical and Electronic Strategy Update*

*  Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Continuing to Evolve Low-Cost Footprint*

New seat foam plant in Wuhu, China

New seat trim facility in Hai Phong, Vietnam

Expanded Electrical & Electronic production at
WOFE in Shanghai, China

Other new low-cost facilities being established
in Asia, Eastern Europe, Morocco and Mexico

Expanding Shanghai, China Campus

Wuhu Foam Plant

Hai Phong Trim Facility

*  Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

LEAR CORPORATION

GM

Ford

CHRYSLER

Mercedes-Benz

TOYOTA

RENAULT

NISSAN

HYUNDAI

Automotive News PACE AWARD

Recognized as an Industry Leader

3 Silver “World Excellence Awards” – Genk, Belgium, St. Thomas,
Ontario, Canada and Liberty, Missouri

“Supplier of the Year” for global Seating Systems

“VW Group Award 2008 for Enterprise Performance, Excellence in
Development and Logistics” in Puebla, Mexico

“Highest rated seat supplier”

“A- Level Supplier Status” at Lear Shenyang plant

“Supplier of the Year 2007” for Best JiT Supplier LEAR East London

“Supplier Recognition” for significant cost results in Brazil

“Quality Achievement Performance Certificate 2007” in Argentina

“2007 Supplier of the Year” in Kolin, Czech Republic

“Customer Appreciation” cut and sew operation in Halol, India

“Award for Excellent Service and Outstanding Performance in
2007” in Montgomery, Alabama

Lear’s ProTecPLuSTM afinalist for Automotive News PACE Award;
SoyFoamTMreceived honorable mention

Summary and Outlook*

Business structure improvements being aggressively implemented to improve long-term competitiveness:

Divested Interior business; retained minority interest

Aggressive actions to improve cost structure since 2005

Sales diversification; expanding low-cost footprint

Adopted global operating structure for business units

Implementing improvement plan for electrical and electronics

First-quarter 2008 financial results improve:

Net sales in core businesses of $3.9 billion, up 2%

Core operating earnings of $187 million, up 10%

Fifth consecutive quarter of year-over-year improvement

Continued focus on quality, service and innovation

Full-year 2008 outlook unchanged, with favorable operating
performance and foreign exchange offset by lower full-year N.A.
industry production and increasing commodity costs

Longer-term financial outlook continues to be positive

Please see slides titled “Non-GAAP Financial Information” and “Forward-Looking Statements” at the end of this presentation for further information.

A DVANCE R ELENTLESSLY ™

www.lear.com

LEA

NYSE

Listed

R

In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”) included throughout this presentation, the Company has provided information regarding “income before interest, other expense and income taxes,” “income before interest, other expense, income taxes, restructuring costs and other special items, excluding the divested Interior business” (core operating earnings), “pretax income before restructuring costs and other special items” and “free cash flow” (each, a non-GAAP financial measure).  Other expense includes, among other things, non-income related taxes, foreign exchange gains and losses, discounts and expenses associated with the Company’s asset-backed securitization and factoring facilities, minority interests in consolidated subsidiaries, equity in net income of affiliates and gains and losses on the sale of assets. Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures.  The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity.

Management believes the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the
Company’s financial position and results of operations.  In particular, management believes that income before interest, other expense and income taxes, core operating earnings and pretax income before restructuring costs and other special items are useful measures in assessing the Company’s financial performance by excluding certain items (including those items that are included in other expense) that are not indicative of the Company's core operating earnings or that may obscure trends useful in evaluating the Company’s continuing operating activities.  Management also believes that these measures are useful to both management and investors in their analysis of the Company's results of operations and provide improved comparability between fiscal periods.  Management believes that free cash flow is useful to both management and investors in their analysis of the Company’s ability to service and repay its debt. Further, management uses these non-GAAP financial measures for planning and forecasting in future periods.

Income before interest, other expense and income taxes, core operating earnings, pretax income before restructuring costs and other special items and free cash flow should not be considered in isolation or as a substitute for pretax income, net income, cash provided by operating activities or other income statement or cash flow statement data prepared in accordance with GAAP or as a measure of profitability or liquidity.  In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or other discretionary uses.  Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies.

Set forth on the following slides are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP.  Given the inherent uncertainty regarding special items, other expense and the net change in sold accounts receivable in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible.  The magnitude of these items, however, may be significant.

Non-GAAP Financial Information

Non-GAAP Financial Information
Core Operating Earnings

Three Months

(in millions)

Q1 2008

Q1 2007

Pretax income

$        109.5

$           82.3

Divestiture of Interior business

                  -

              25.6

Interest expense

             47.4

              51.5

Other expense, net *

               6.0

              25.0

Income before interest, other expense and income taxes

$         162.9

$          184.4

Restructuring costs and other special items -

Costs related to restructuring actions

             23.6

              15.8

Additional costs related to Interior divestiture (COS and SG&A)

                  -

                8.2

Costs related to merger transaction

                  -

                9.4

U.S. salaried pension plan curtailment gain

                  -

            (36.4)

Less: Interior business

                  -

(11.2)

Income before interest, other expense, income taxes,

restructuring costs and other special items, excluding the

divested Interior business

$        186.5

$          170.2

(core operating earnings)

* Includes minority interests in consolidated subsidiaries and equity in net income of affiliates.

Non-GAAP Financial Information
Segment Earnings Reconciliation

Three Months

(in millions)

Q1 2008

Q1 2007

Seating

$          183.3

$            197.1

Electrical and electronic

              35.3

                17.5

Interior

                    -

                  8.8

Segment earnings

            218.6

              223.4

Corporate and geographic headquarters and elimination of

intercompany activity

             (55.7)

              (39.0)

Income before interest, other expense and

income taxes

$           162.9

$           184.4

Divestiture of Interior business

                    -

                25.6

Interest expense

               47.4

                51.5

Other expense, net

                 6.0

                25.0

Pretax income

$           109.5

$              82.3

Non-GAAP Financial Information
Adjusted Segment Earnings

Three Months Q1 2008

Three Months Q1 2007

Electrical and

Electrical and

(in millions)

Seating

Electronic

Seating

Electronic

Sales

3,036.1

$

821.5

$

2,994.2

$

788.7

$

Segment earnings

183.3

$

35.3

$

197.1

$

17.5

$

Costs related to restructuring actions

13.6

9.5

(4.6)

20.0

Adjusted segment earnings

196.9

$

44.8

$

192.5

$

37.5

$

Non-GAAP Financial Information
Cash from Operations and Free Cash Flow

Three Months

(in millions)

Q1 2008

Net cash provided by operating activities

125.8

$

Net change in sold accounts receivable

(111.7)

Net cash provided by operating activities before net

change in sold accounts receivable

(cash from operations)

14.1

Capital expenditures

(45.5)

Free cash flow

(31.4)

$

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995, including statements regarding anticipated financial results and liquidity.  Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to, general economic conditions in the markets in which the Company operates, including changes in interest rates or currency exchange rates, the financial condition of the Company’s customers or suppliers, fluctuations in the production of vehicles for which the Company is a supplier, changes in the Company’s current vehicle production estimates, the loss of business with respect to, or the lack of commercial success of, a vehicle model for which the Company is a significant supplier, disruptions in the relationships with the Company’s suppliers, labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company, the outcome and duration of the American Axle strike, the Company's ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, the outcome of customer productivity negotiations, the impact and timing of program launch costs, the costs, timing and success of restructuring actions, increases in the Company's warranty or product liability costs, risks associated with conducting business in foreign countries, competitive conditions impacting the Company's key customers and suppliers, the cost and availability of raw materials and energy, the Company's ability to mitigate any increases in raw material, energy and commodity costs, the outcome of legal or regulatory proceedings to which the Company is or may become a party, unanticipated changes in cash flow, including the Company’s ability to align its vendor payment terms with those of its customers and other risks described from time to time in the Company's Securities and Exchange Commission filings.  In particular, the Company’s financial outlook for 2008 is based on several factors, including the Company’s current vehicle production and raw material pricing assumptions.  The Company’s actual financial results could differ materially as a result of significant changes in these factors.

The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.